UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2005

E-Z-EM, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-11479	11-1999504
(Commission File Number)	(IRS Employer Identification No.)

1111 Marcus Avenue, Lake Success, New York	11042
(Address of principal executive offices)	(Zip Code)

(516) 333-8230
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[	] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[	] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[	] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[	] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01           Entry into a Material Definitive Agreement

On November 1, 2005, E-Z-EM, Inc. ("the Company") made a stock grant of 1,000 shares of the Company's common stock, par value $0.10 per share, to each of six non-employee directors of the Company, Robert J. Beckman, James L. Katz, David P. Meyers, John T. Preston, Howard S. Stern and George P. Ward, and 1,750 shares to Paul S. Echenberg, the chairman of the board of directors, each of whom had served as a director of the Company for the 12-month period ending on October 31, 2005. The grants were made in accordance with the Company's compensation arrangements with its non-employee directors. The granted shares are "restricted securities" as defined in Rule 144 under the Securities Act of 1933.

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2005	E-Z-EM, INC.

(Registrant)

By:	/s/ Peter J. Graham

Peter J. Graham

Senior Vice President –

Chief Legal Officer, Global Human Resources and Secretary

3